EXHIBIT 10.35


                                   DEMAND NOTE

                                                           New York, New York
$10,000,000.00                                             May 6, 1998

     For value received, the undersigned hereby promises to pay, ON DEMAND (and in any event, on July 31, 1998), to the order of THE CHASE MANHATTAN BANK (hereinafter the "LENDER") at its office at 95-25 Queens Boulevard, 11th Floor, Rego Park, New York 11374, the principal amount of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00), together with interest on the portion of such principal outstanding from time to time at a per annum rate equal to the Prime Rate of The Chase Manhattan Bank from time to time in effect, PLUS 0.25% (the "Prime Rate" shall be the rate of interest as is publicly announced at the Lender's principal office from time to time as its Prime Rate), adjusted as of the date of each such change. The foregoing rate shall be computed for the actual number of days elapsed on the basis of a 360 day-year, but in no event shall be higher than the maximum permitted under applicable law. Interest on any past due amount, whether at the due date thereof or by acceleration, shall be paid at a rate of 2% per annum in excess of the above stated rate, but in no event higher than the maximum permitted under applicable law. Accrued interest on overdue interest and overdue principal shall be due and payable from time to time upon demand therefor by the Lender and on the date the outstanding principal of this Note is paid in full. Time for payment extended by law shall be included in the computation of interest.

     The undersigned agrees that it will not make any voluntary prepayments of loans outstanding under the Credit Agreement, dated as of September 9, 1997, among the undersigned, the several banks and other financial institutions from time to time parties thereto and The Chase Manhattan Bank, as administrative agent, unless and until this Note shall have been paid in full.

     The undersigned hereby irrevocably consents to the IN PERSONAM jurisdiction of the federal and/or state courts located within the State of New York over controversies arising from or relating to this Note or the liabilities hereunder and IRREVOCABLY WAIVES TRIAL BY JURY and the right to interpose any counterclaim or offset of any nature in any such litigation. The undersigned further irrevocably waives presentment, demand, protest, notice of dishonor and all other notices or demands of any kind in connection with this Note or any liabilities hereunder.

     The undersigned agrees to pay the Lender, as soon as incurred, all costs and expenses incurred in connection with the enforcement or collection of this Note, or in any way relating to the rights of the Lender hereunder, including fees and expenses of counsel. No failure or delay on the part of the Lender in exercising any right or remedy granted to it hereby or otherwise provided by law, nor any partial exercise of any such right or remedy, shall operate as a waiver thereof or of any other such right and remedy. Each and every right and remedy hereby granted to the Lender or allowed to it by law shall be cumulative and not exclusive and each may be exercised by the Lender from time to time and as often as may be necessary.

     All payments of the principal hereof and interest hereon shall be payable in lawful currency of the United States of America, in immediately available funds and at the office of the Lender set forth above or at or to such other place as the Lender may specify to the undersigned from time to time for such purpose in writing. Payments hereunder that are received by the Lender on any day that is not a business day or after 2:00 p.m. (New York, New York time) on any business day shall be deemed to have been made for all purposes hereof on the next succeeding business day.

     No modification or waiver of any of the provisions of this Note shall be effective unless in writing, signed by the Lender, and only to the extent therein set forth; nor shall any such waiver be applicable except in the specific instance for which given. This Note sets forth the entire understanding of the parties, and the undersigned acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations hereunder, except those specifically set forth herein.

     Each reference herein to the Lender shall be deemed to include its successors, endorsees and assigns, in whose favor the provisions hereof shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof; PROVIDED that the undersigned may not assign or otherwise transfer (pursuant to a merger or otherwise) any of its rights or obligations hereunder without the prior written consent of the Lender.

     The provisions of this Note shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

     This Note has been duly executed by an authorized signatory of the undersigned on the date first stated above.


                                  RECOTON CORPORATION


                                  By: /s/ Joseph H. Massot
                                  Name: Joseph H. Massot
                                  Title: Vice President & Treasurer

                                  Address: 2950 Lake Emma Road
                                           Lake Mary, Florida 32746